Other income, net	12 Months Ended
Dec. 31, 2011
Other income, net
17	Other income, net

	Years Ended December 31,
	2009	2010	2011
Government and other subsidies	$11,690	$9,129	$1,960
Service fee	342	—	—
Others, net	(565)	(294)	1,148
Income from early termination of contract	14,058	—	—

Other income, net	$25,525	$8,835	$3,108

Service fee received during the periods represents a manufacturing fee for transitional services agreement related to the acquisition of the patient monitoring device business of Datascope Corporation in May 2008.

The Company recorded a one-time income of $14.1 million resulting from a mutually agreed upon termination of a joint development and OEM chemical analyzer project between the Company and Beckman Coulter, Inc. in 2009. The agreement resulted from changes in business strategy by Beckman Coulter, Inc. after it acquired the Olympus Diagnostic division. There are no ongoing obligations of either party and no joint business relationships in respect of this agreement.